Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events

8.    Subsequent Events

On July 11, 2019, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Heavenly Rx Ltd. (the “Investor”) pursuant to which the Company sold to the Investor in a private placement (the “Financing”): (a)  15,000,000 shares (the “Shares”) of Common Stock and (b) a warrant to purchase up to an additional 15,000,000 shares of Common Stock (the “Warrant”).  The aggregate purchase price for the Shares and the Warrant was $9,000,000 in cash, which was paid to the Company at the closing of the purchase and sale on July 11, 2019.  The Company intends to use the proceeds for general working capital and other purposes, including sales and marketing, product development and capital expenditures for its legacy business and new business initiatives. The Company may receive up to an additional $11.7 million in capital in connection with the exercise of the Warrant. The Warrant is immediately exercisable, has a term of one-year, and provides the Investor with the right to purchase up to 15,000,000 shares of Common Stock (“Warrant Shares”) at an exercise price of $0.78 per share, subject to adjustment in the event of certain stock splits, stock dividends or distributions, reorganizations, reclassifications or other similar events.  The Warrant shall be automatically exercised upon the occurrence of certain events.  The Financing and documentation related thereto is further described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 12, 2019, which is incorporated herein by reference.

Subsequent to June 30, 2019, Convertible Notes in the aggregate principal amount of $508,500 and related accrued interest were converted into 1,698,752 shares of common stock in accordance with the original terms of the Convertible Notes.